March 25, 2010

Securities and Exchange Commission

Division of Corporation Finance

100 F Street NE

Washington, D.C. 20549

Re:  RLI Corp.

Ladies and Gentlemen:

On behalf of RLI Corp., enclosed for filing, pursuant to Rule 14a-6(b), is the Definitive copy of the following proxy solicitation material relating to the Annual Meeting of Shareholders of RLI Corp. to be held on May 6, 2010:  Letter from Chairman of the Board of the Company to the Shareholders, Notice of the Meeting, Proxy Statement and Forms of Proxy and Notice and Access cards.

The Company transmitted the foregoing material to its Shareholders on this date.

Please direct any questions or comments to the undersigned at 1-800-331-4929, ext. 5849.

Very truly yours,

/s/Daniel O. Kennedy

Daniel O. Kennedy
Vice President, General Counsel
& Corporate Secretary